EXHIBIT 99


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
     Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

      The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.
               Such information supersedes the information in all
                      prior collateral term sheets, if any.



                                   WFMBS 05-6
                               600MM 30YR JUMBO'A'

                             MOODY'S AND FITCH RATED
                             ( SUBS - FITCH RATED )

PASSTHRU :                    5.50%
GWAC :                        5.85%    +/- 5bps
WAM :                         358      +/-  2months


WALTV :                       69%               (max +2%)
BALANCE :                     531k avg          (max +5k)
OCCUPANCY :                   94% owner occ     (min -5%)
TYPE :                        92% sfd           (min -5%)
PURPOSE :                     30% cashout refi  (max +5%)
GEOGRAPHICS :                 39% CA            (max 40%)
WA FICO :                     749 avg           (min -5)
DOCUMENTATION :               56% full          (min -2%)


Credit Support :              2.9% estimated
SETTLEMENT :                  07/29/05



                             All numbers approximate



                          [LOGO] RBS Greenwich Capital

WFMBS056E - Price/Yield - A10

Balance        $1,500,000.00      Delay             24                WAC          5.853712        WAM                358
Coupon         5.75               Dated             7/1/2005          NET          5.478697        WALA                 2
Settle         7/29/2005          First Payment     8/25/2005


Price                           100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-16           5.910           5.930           5.942           5.956           5.993           6.085           6.154
              98-24           5.889           5.905           5.915           5.925           5.954           6.026           6.079
              99-00           5.869           5.880           5.887           5.894           5.915           5.966           6.004
              99-08           5.849           5.855           5.859           5.864           5.876           5.906           5.929
              99-16           5.829           5.831           5.832           5.833           5.837           5.847           5.854
              99-24           5.809           5.806           5.805           5.803           5.799           5.788           5.780
             100-00           5.789           5.782           5.778           5.773           5.760           5.729           5.705
             100-08           5.769           5.757           5.750           5.743           5.722           5.670           5.631
             100-16           5.749           5.733           5.723           5.713           5.683           5.611           5.557
             100-24           5.729           5.709           5.696           5.683           5.645           5.553           5.484
             101-00           5.710           5.685           5.669           5.653           5.607           5.495           5.410
             101-08           5.690           5.661           5.643           5.623           5.569           5.436           5.337
             101-16           5.670           5.637           5.616           5.593           5.531           5.378           5.264

                WAL          23.156          15.989          13.489          11.572           8.343           4.987           3.837
           Mod Durn           12.50           10.20            9.15            8.24            6.46            4.22            3.36
   Principal Window   Sep28 - Sep28   Jul21 - Jul21   Jan19 - Jan19   Feb17 - Feb17   Mar13 - Jun14   May10 - Oct10   Apr09 - Jul09


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA
Optional Redemption        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)        Call (Y)

        Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                     Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WF056D - Price/Yield - A2

Balance      $62,309,142.00   Delay           0            Index            LIBOR_1MO | 3.34     WAC      5.853712  WAM        358
Coupon       3.67             Dated           7/25/2005    Mult / Margin    1.0 / 0.33           NET      5.478697  WALA         2
Settle       7/29/2005        First Payment   8/25/2005    Cap / Floor      7 / 0.33


Price                           100             200             250             300             400             600             800
                        Disc Margin     Disc Margin     Disc Margin     Disc Margin     Disc Margin     Disc Margin     Disc Margin
           99.87500            34.9            35.9            36.5            36.9            37.8            39.2            40.4
           99.90625            34.4            35.2            35.6            35.9            36.6            37.6            38.5
           99.93750            34.0            34.5            34.7            35.0            35.4            36.1            36.7
           99.96875            33.5            33.7            33.9            34.0            34.2            34.5            34.8
          100.00000            33.0            33.0            33.0            33.0            33.0            33.0            33.0
          100.03125            32.5            32.3            32.1            32.0            31.8            31.4            31.1
          100.06250            32.0            31.5            31.3            31.0            30.6            29.9            29.3
          100.09375            31.6            30.8            30.4            30.0            29.4            28.3            27.5
          100.12500            31.1            30.1            29.5            29.1            28.2            26.8            25.6

                WAL           7.986           4.767           3.977           3.446           2.784           2.115           1.761
   Principal Window   Aug05 - Feb25   Aug05 - Jun17   Aug05 - Jan15   Aug05 - Apr13   Aug05 - Apr11   Aug05 - Jul09   Aug05 - Sep08


          LIBOR_1MO            3.34            3.34            3.34            3.34            3.34            3.34            3.34
             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E2 - Price/Yield - A4

Balance       $60,000,000.00      Delay             24              WAC       5.853712          WAM             358
Coupon        5.5                 Dated             7/1/2005        NET       5.478697          WALA              2
Settle        7/29/2005           First Payment     8/25/2005


Price                  40/30/15               50/40/20            65/50/5
                               Yield               Yield              Yield
          100-02               5.510               5.501              5.520
          100-04               5.503               5.492              5.514
          100-06               5.495               5.483              5.507
          100-08               5.487               5.473              5.501
          100-10               5.480               5.464              5.495
          100-12               5.472               5.455              5.489
          100-14               5.464               5.446              5.482
          100-16               5.457               5.437              5.476
          100-18               5.449               5.428              5.470
          100-20               5.441               5.419              5.464
          100-22               5.434               5.410              5.457
          100-24               5.426               5.401              5.451
          100-26               5.418               5.392              5.445

             WAL              11.595               9.176             15.930
        Mod Durn                8.09                6.85               9.90
Principal Window       Aug10 - May35       Aug10 - May35      Aug10 - May35

       LIBOR_1MO                3.38                3.38               3.38
          Prepay        40 . . . CPR        50 . . . CPR       60 . . . CPR



  Yield Curve Mat        3MO        6MO        2YR        3YR        5YR       10YR       30YR
              Yld   3.207022   3.442454   3.835027   3.884991   3.958540   4.164436   4.401163


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E2 - Price/Yield - A4

Balance       $60,000,000.00     Delay             24            WAC       5.853712     WAM        358
Coupon        5.5                Dated             7/1/2005      NET       5.478697     WALA         2
Settle        7/29/2005          First Payment     8/25/2005


Price                            10              20              30              40              50              60              70
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
             100-02           5.515           5.507           5.494           5.465           5.433           5.397           5.350
             100-04           5.508           5.498           5.484           5.451           5.415           5.372           5.318
             100-06           5.501           5.490           5.474           5.437           5.396           5.348           5.287
             100-08           5.494           5.482           5.464           5.423           5.377           5.324           5.256
             100-10           5.487           5.474           5.454           5.408           5.358           5.300           5.225
             100-12           5.480           5.466           5.444           5.394           5.339           5.276           5.195
             100-14           5.473           5.457           5.434           5.380           5.320           5.252           5.164
             100-16           5.466           5.449           5.423           5.366           5.302           5.228           5.133
             100-18           5.459           5.441           5.413           5.352           5.283           5.204           5.102
             100-20           5.451           5.433           5.403           5.338           5.264           5.180           5.071
             100-22           5.444           5.425           5.393           5.324           5.245           5.156           5.040
             100-24           5.438           5.417           5.383           5.309           5.227           5.131           5.009
             100-26           5.431           5.408           5.373           5.295           5.208           5.107           4.979

                WAL          13.275          10.472           7.910           5.166           3.746           2.849           2.180
           Mod Durn            8.83            7.57            6.17            4.37            3.30            2.57            2.01
   Principal Window   Aug10 - May35   Aug10 - May35   Aug10 - May35   Jun09 - Jun14   Jun08 - Sep10   Oct07 - Jun09   Apr07 - Jul08

          LIBOR_1MO            3.38            3.38            3.38            3.38            3.38            3.38            3.38
             Prepay          10 CPR          20 CPR          30 CPR          40 CPR          50 CPR          60 CPR          70 CPR

    Yield Curve Mat       3MO       6MO       2YR       3YR       5YR      10YR      30YR
                Yld  3.207022  3.442454  3.835027  3.884991  3.958540  4.164436  4.401163


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E - Price/Yield - A5

Balance        $1,500,000.00     Delay            24              WAC         5.853712       WAM         358
Coupon         5                 Dated            7/1/2005        NET         5.478697       WALA          2
Settle         7/29/2005         First Payment    8/25/2005


Price                           100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-00           5.187           5.237           5.271           5.310           5.386           5.516           5.629
              98-08           5.167           5.209           5.238           5.271           5.336           5.446           5.542
              98-16           5.147           5.181           5.205           5.232           5.285           5.376           5.455
              98-24           5.126           5.153           5.172           5.194           5.235           5.306           5.368
              99-00           5.106           5.126           5.139           5.155           5.185           5.237           5.282
              99-08           5.086           5.098           5.107           5.116           5.135           5.167           5.195
              99-16           5.066           5.071           5.074           5.078           5.085           5.098           5.109
              99-24           5.046           5.043           5.042           5.040           5.036           5.029           5.024
             100-00           5.026           5.016           5.009           5.001           4.986           4.961           4.938
             100-08           5.006           4.989           4.977           4.963           4.937           4.892           4.853
             100-16           4.986           4.962           4.945           4.925           4.888           4.824           4.768
             100-24           4.966           4.935           4.913           4.887           4.839           4.756           4.684
             101-00           4.947           4.908           4.881           4.850           4.790           4.688           4.599

                WAL          20.341          12.588          10.029           8.121           5.965           4.107           3.236
           Mod Durn           12.47            9.12            7.70            6.52            5.04            3.63            2.92
   Principal Window   Feb25 - Sep26   Jun17 - Nov18   Jan15 - Mar16   Apr13 - Feb14   Apr11 - Oct11   Jul09 - Oct09   Sep08 - Nov08


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

        Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                     Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E - Price/Yield - A6


Balance     $1,500,000.00     Delay            24             WAC        5.853712       WAM       358
Coupon      6                 Dated            7/1/2005       NET        5.478697       WALA        2
Settle      7/29/2005         First Payment    8/25/2005


Price                           100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-00           6.217           6.263           6.296           6.334           6.407           6.532           6.640
              98-08           6.195           6.234           6.261           6.293           6.354           6.460           6.551
              98-16           6.172           6.204           6.226           6.252           6.302           6.388           6.462
              98-24           6.150           6.175           6.192           6.212           6.251           6.317           6.374
              99-00           6.128           6.146           6.158           6.172           6.199           6.245           6.286
              99-08           6.106           6.116           6.123           6.132           6.147           6.174           6.198
              99-16           6.084           6.087           6.089           6.091           6.096           6.104           6.110
              99-24           6.062           6.058           6.055           6.052           6.045           6.033           6.023
             100-00           6.041           6.029           6.021           6.012           5.994           5.963           5.936
             100-08           6.019           6.000           5.987           5.972           5.943           5.893           5.849
             100-16           5.997           5.971           5.953           5.932           5.892           5.823           5.763
             100-24           5.976           5.943           5.920           5.893           5.841           5.753           5.676
             101-00           5.954           5.914           5.886           5.854           5.791           5.684           5.590

                WAL          20.341          12.588          10.029           8.121           5.965           4.107           3.236
           Mod Durn           11.43            8.59            7.33            6.25            4.88            3.54            2.86
   Principal Window   Feb25 - Sep26   Jun17 - Nov18   Jan15 - Mar16   Apr13 - Feb14   Apr11 - Oct11   Jul09 - Oct09   Sep08 - Nov08


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

        Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                     Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342

This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E - Price/Yield - A7

Balance          $3,000,000.00    Delay           24              WAC          5.853712       WAM         358
Coupon           5.5              Dated           7/1/2005        NET          5.478697       WALA          2
Settle           7/29/2005        First Payment   8/25/2005


Price                           100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-00           5.696           5.736           5.764           5.799           5.873           6.000           6.107
              98-08           5.676           5.709           5.733           5.763           5.825           5.932           6.023
              98-16           5.655           5.683           5.702           5.726           5.777           5.865           5.940
              98-24           5.635           5.656           5.671           5.690           5.730           5.798           5.856
              99-00           5.614           5.630           5.641           5.654           5.683           5.731           5.773
              99-08           5.594           5.603           5.610           5.618           5.635           5.665           5.690
              99-16           5.574           5.577           5.580           5.582           5.588           5.599           5.607
              99-24           5.554           5.551           5.549           5.547           5.542           5.533           5.525
             100-00           5.534           5.525           5.519           5.511           5.495           5.467           5.443
             100-08           5.514           5.499           5.489           5.476           5.448           5.401           5.361
             100-16           5.494           5.473           5.459           5.440           5.402           5.335           5.279
             100-24           5.474           5.448           5.429           5.405           5.355           5.270           5.198
             101-00           5.455           5.422           5.399           5.370           5.309           5.205           5.116

                WAL          22.013          14.129          11.353           9.140           6.507           4.361           3.410
           Mod Durn           12.44            9.57            8.23            7.00            5.33            3.78            3.03
   Principal Window   Sep26 - Jun28   Nov18 - Jul20   Mar16 - Sep17   Feb14 - May15   Oct11 - May12   Oct09 - Jan10   Nov08 - Jan09


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

        Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                     Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E - Price/Yield - A8

Balance     $3,000,000.00     Delay           24              WAC       5.853712      WAM      358
Coupon      5.5               Dated           7/1/2005        NET       5.478697      WALA       2
Settle      7/29/2005         First Payment   8/25/2005


Price                           100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-00           5.691           5.722           5.745           5.774           5.848           5.976           6.080
              98-08           5.671           5.697           5.717           5.741           5.804           5.912           6.000
              98-16           5.651           5.673           5.689           5.709           5.760           5.849           5.921
              98-24           5.632           5.649           5.661           5.676           5.716           5.785           5.842
              99-00           5.612           5.624           5.633           5.644           5.673           5.722           5.763
              99-08           5.593           5.600           5.606           5.612           5.630           5.659           5.684
              99-16           5.574           5.576           5.578           5.580           5.586           5.597           5.605
              99-24           5.554           5.552           5.551           5.549           5.543           5.534           5.527
             100-00           5.535           5.528           5.523           5.517           5.500           5.472           5.449
             100-08           5.516           5.504           5.496           5.485           5.458           5.410           5.371
             100-16           5.497           5.481           5.469           5.454           5.415           5.348           5.293
             100-24           5.478           5.457           5.442           5.422           5.372           5.286           5.216
             101-00           5.459           5.434           5.415           5.391           5.330           5.225           5.139

                WAL          23.885          16.116          13.094          10.637           7.211           4.648           3.608
           Mod Durn           12.96           10.42            9.09            7.85            5.80            4.00            3.19
   Principal Window   Jun28 - Jun30   Jul20 - Nov22   Sep17 - Sep19   May15 - Feb17   May12 - Mar13   Jan10 - May10   Jan09 - Apr09


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

        Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                     Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E - Price/Yield - A9

Balance    $1,500,000.00     Delay            24             WAC       5.853712      WAM         358
Coupon     5.25              Dated            7/1/2005       NET       5.478697      WALA          2
Settle     7/29/2005         First Payment    8/25/2005


Price                           100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-00           5.428           5.450           5.468           5.490           5.559           5.697           5.799
              98-08           5.410           5.428           5.443           5.462           5.521           5.637           5.724
              98-16           5.391           5.407           5.419           5.434           5.483           5.578           5.649
              98-24           5.373           5.385           5.395           5.407           5.444           5.519           5.574
              99-00           5.355           5.363           5.370           5.379           5.406           5.460           5.500
              99-08           5.337           5.342           5.346           5.352           5.368           5.401           5.426
              99-16           5.319           5.321           5.322           5.324           5.330           5.343           5.352
              99-24           5.301           5.299           5.298           5.297           5.293           5.284           5.278
             100-00           5.283           5.278           5.274           5.270           5.255           5.226           5.205
             100-08           5.265           5.257           5.250           5.242           5.217           5.168           5.132
             100-16           5.247           5.236           5.227           5.215           5.180           5.110           5.059
             100-24           5.229           5.215           5.203           5.188           5.143           5.053           4.986
             101-00           5.211           5.194           5.179           5.161           5.106           4.995           4.913

                WAL          26.014          18.949          15.671          12.912           8.386           4.987           3.837
           Mod Durn           13.85           11.71           10.41            9.14            6.62            4.28            3.39
   Principal Window   Jun30 - Sep32   Nov22 - Jun26   Sep19 - Jan23   Feb17 - Feb20   Mar13 - Dec14   May10 - Oct10   Apr09 - Jul09


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

        Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                     Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E - Price/Yield - A10

Balance     $1,500,000.00     Delay            24              WAC        5.853712        WAM        358
Coupon      5.75              Dated            7/1/2005        NET        5.478697        WALA         2
Settle      7/29/2005         First Payment    8/25/2005


              Price             100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-00           5.944           5.965           5.982           6.003           6.071           6.206           6.306
              98-08           5.924           5.942           5.956           5.975           6.032           6.146           6.230
              98-16           5.905           5.919           5.931           5.946           5.993           6.085           6.154
              98-24           5.886           5.897           5.906           5.918           5.954           6.026           6.079
              99-00           5.866           5.874           5.881           5.889           5.915           5.966           6.004
              99-08           5.847           5.852           5.856           5.861           5.876           5.906           5.929
              99-16           5.828           5.830           5.831           5.832           5.837           5.847           5.854
              99-24           5.809           5.807           5.806           5.804           5.799           5.788           5.780
             100-00           5.790           5.785           5.781           5.776           5.760           5.729           5.705
             100-08           5.771           5.763           5.757           5.748           5.722           5.670           5.631
             100-16           5.753           5.741           5.732           5.720           5.684           5.611           5.557
             100-24           5.734           5.719           5.707           5.693           5.646           5.553           5.484
             101-00           5.715           5.697           5.683           5.665           5.608           5.495           5.410

                WAL          26.014          18.949          15.671          12.912           8.386           4.987           3.837
           Mod Durn           13.14           11.23           10.05            8.87            6.47            4.22            3.35
   Principal Window   Jun30 - Sep32   Nov22 - Jun26   Sep19 - Jan23   Feb17 - Feb20   Mar13 - Dec14   May10 - Oct10   Apr09 - Jul09


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

     Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

WFMBS056E - Price/Yield - A11

Balance     $3,000,000.00     Delay           24              WAC          5.853712       WAM      358
Coupon      5.5               Dated           7/1/2005        NET          5.478697       WALA       2
Settle      7/29/2005         First Payment   8/25/2005


              Price             100             200             250             300             400             600             800
                              Yield           Yield           Yield           Yield           Yield           Yield           Yield
              98-00           5.681           5.690           5.699           5.711           5.752           5.919           6.023
              98-08           5.663           5.671           5.678           5.688           5.723           5.864           5.952
              98-16           5.645           5.651           5.657           5.666           5.694           5.809           5.882
              98-24           5.627           5.632           5.636           5.643           5.665           5.755           5.811
              99-00           5.609           5.612           5.616           5.620           5.636           5.700           5.741
              99-08           5.591           5.593           5.595           5.598           5.607           5.646           5.671
              99-16           5.573           5.574           5.574           5.575           5.579           5.592           5.601
              99-24           5.555           5.554           5.554           5.553           5.550           5.538           5.531
             100-00           5.537           5.535           5.533           5.531           5.522           5.485           5.461
             100-08           5.520           5.516           5.513           5.508           5.493           5.431           5.392
             100-16           5.502           5.497           5.493           5.486           5.465           5.378           5.323
             100-24           5.485           5.478           5.472           5.464           5.437           5.324           5.254
             101-00           5.467           5.460           5.452           5.442           5.409           5.271           5.185

                WAL          28.485          24.276          21.292          18.310          12.642           5.513           4.108
           Mod Durn           14.03           13.02           12.16           11.15            8.77            4.63            3.58
   Principal Window   Sep32 - May35   Jun26 - May35   Jan23 - May35   Feb20 - May35   Dec14 - May35   Oct10 - May11   Jul09 - Oct09


             Prepay         100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

     Yield Curve  Mat    3MO    6MO    2YR    3YR    5YR   10YR   30YR
                  Yld  3.151  3.406  3.795  3.836  3.899  4.099  4.342


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.